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                                                                    EXHIBIT 32.1

                      STATEMENT OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Enesco Group, Inc. (the "Company") for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel DalleMolle, the President and Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

November 13, 2003                     By: /s/ Daniel DalleMolle
                                      ---------------------------------------
                                      President and Chief Executive Officer

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